UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4237

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	10/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Insured Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Insured Municipal Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Insured Municipal Bond Fund,Inc.,covering the six-month period from May 1, 2004, through October 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

The Federal Reserve Board has raised short-term interest rates three times since the beginning of the summer, higher commodity prices suggest that inflationary pressures may be rising over the near term and lower federal tax rates have made tax-advantaged investments somewhat less beneficial for many investors. Nonetheless, the municipal bond market is on its way to posting another successful year. In our view, investor demand for municipal bonds has remained strong due to concerns that record energy prices and persistent geopolitical tensions may be eroding the rate of U.S. economic growth.

In uncertain markets such as these, the tax-exempt investments that are right for you depend on your current needs, future goals, tolerance for risk and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific market sectors that will satisfy most effectively your tax-exempt income and capital preservation needs.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2004

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2004, the fund achieved a total return of 5.26% .1 The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.79% for the same period.2 In addition, the fund is reported in the Lipper Insured Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.55% .3

Despite higher short-term interest rates and investors' shifting perceptions of the strength of the economic recovery and the likelihood of renewed inflationary pressures, municipal bonds generally gained value over the reporting period. The fund produced a higher return than its benchmark and Lipper category average, primarily because a slightly longer average duration enabled it to participate more fully in the market's periodic rallies.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in investment-grade municipal bonds that provide income exempt from federal personal income tax. These bonds will be insured as to the timely payment of principal and interest by recognized insurers of municipal bonds, such as American Municipal Bond Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance, Inc. and MBIA Insurance Corporation.4The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but the fund is not subject to any maturity restrictions.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and a municipal bond's potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

After a prolonged period of low inflation and generally lackluster economic conditions, signs of stronger growth and inflation began to emerge in the weeks before the start of the reporting period. Reports of stronger-than-expected labor markets and surging energy prices contributed to investors' expectations that the Federal Reserve Board (the "Fed") was likely to raise short-term interest rates sooner than they previously had anticipated. In late June, the Fed fulfilled investors' revised expectations by increasing its target for the overnight federal funds rate. Two additional rate-hikes followed in August and September, driving short-term interest rates to 1.75% by the reporting period's end.

Most states and municipalities benefited during the reporting period from stronger U.S. economic growth. Higher tax revenues enabled many states to end their most recent fiscal years with modest budget surpluses, which helped to relieve some of their borrowing needs. As a result, the supply of newly issued bonds from state and local governments remained relatively low compared to the same period one year earlier, helping to support their prices.

In this environment, we maintained the fund's average duration — a measure of sensitivity to changing interest rates — in a range we considered modestly longer than industry averages, which helped the fund participate more fully in market rallies toward the end of the reporting period.When making new purchases, we focused primarily on what we consider to be attractive bonds with strong liquidity characteristics that were selling at modest premiums to their face values. Historically, bonds with premium structures have held more of their value during market downturns. In addition, we occasionally took advantage of opportunities to invest in smaller blocks of tax-exempt securities that, in our judgment, were selling at prices lower than their intrinsic value, and the fund benefited as they moved toward higher valuations.

What is the fund's current strategy?

We have continued to maintain the fund's longstanding positions in insured bonds. At the same time, we have attempted to manage risks by diversifying the fund's assets more broadly across the maturity spectrum. In our view, these are prudent strategies in today's economic and market environments.

November 15, 2004

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
However, the bonds in the index generally are not insured. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	Portfolio insurance extends to the repayment of principal and payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund's shares.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2004

Expenses paid per $1,000 †	$ 4.14
Ending value (after expenses)	$1,052.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2004

Expenses paid per $1,000 †	$ 4.08
Ending value (after expenses)	$1,021.17

† Expenses are equal to the fund's annualized expense ratio of .80%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS October 31, 2004 (Unaudited)
	Principal
Long-Term Municipal Investments—99.9%	Amount ($)	Value ($)

Alabama—4.0%
Auburn University, General Fee Revenue
5.75%, 6/1/2017 (Insured; MBIA)	1,000,000	1,138,280
Jefferson County, Capital Improvement and Warrants
5%, 4/1/2009 (Insured; MBIA)	4,000,000	4,399,400
Alaska—3.7%
Alaska International Airports System, Revenue
5.75%, 10/1/2020 (Insured; AMBAC)	4,500,000	5,185,035
California—8.9%
California, Economic Recovery
5.25%, 7/1/2014 (Insured; FGIC)	2,000,000	2,288,520
California Department of Water Resources,
Power Supply Revenue
5.50%, 5/1/2009 (Insured; MBIA)	5,000,000	5,611,600
California Infrastructure and Economic
Development Bank, Revenue
(Workers Compensation Relief)
5.25%, 10/1/2014 (Insured; AMBAC)	1,875,000	2,122,706
San Diego Unified School District
Zero Coupon, 7/1/2015 (Insured; FGIC)	3,690,000	2,366,729
Colorado—.8%
Douglas County School District, Number 1 Reorganized,
Douglas and Elbert Counties
(Colorado School District Enhance Program)
5.75%, 12/15/2017 (Insured; FGIC)	1,000,000	1,170,420
Connecticut—4.3%
Connecticut Special Tax Obligation, Revenue
(Transportation Infrastructure Purpose)
5%, 1/1/2023 (Insured; FGIC)	2,000,000	2,124,560
University of Connecticut
5%, 1/15/2017 (Insured; MBIA)	3,520,000	3,878,582
Delaware—5.4%
Delaware Economic Development Authority,
Water Revenue (United Water Delaware
Inc. Project) 6.20%, 6/1/2025
(Insured; AMBAC)	5,000,000	5,210,000
Delaware River and Bay Authority,
Revenue
5.25%, 1/1/2016 (Insured; MBIA)	2,015,000	2,248,780

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida—2.1%
Tampa Bay Water, Utility System
Improvement Revenue
5.25%, 10/1/2019 (Insured; FGIC)	2,575,000	2,851,658
Georgia—1.1%
Atlanta, Water and Wastewater Revenue
5%, 11/1/2043 (Insured; FSA)	1,500,000	1,525,395
Idaho—1.6%
Boise State University, Revenue
5.375%, 4/1/2022 (Insured; FGIC)	2,000,000	2,209,900
Illinois—2.7%
Chicago, Project
5.50%, 1/1/2040 (Insured; FGIC)	1,000,000	1,083,380
Chicago O'Hare International Airport, Revenue
(General Airport Third Lien)
5.25%, 1/1/2027 (Insured; MBIA)	2,500,000	2,600,375
Indiana—2.7%
Indiana Educational Facilities Authority,
Educational Facilities Revenue
(Butler University Project)
5.50%, 2/1/2026 (Insured; MBIA)	3,500,000	3,818,115
Massachusetts—.7%
Massachusetts Housing Finance Agency,
Housing Revenue (Rental-Mortgage)
6.50%, 7/1/2025 (Insured; AMBAC)	905,000	931,136
Minnesota—2.4%
Southern Minnesota Municipal Power Agency,
Power Supply System Revenue
5%, 1/1/2012 (Insured; MBIA)	3,000,000	3,348,600
Missouri—4.4%
The City of Saint Louis, Airport Revenue
(Airport Development Program):
5%, 7/1/2011 (Insured; MBIA)	3,000,000	3,305,880
5.625%, 7/1/2019 (Insured; MBIA)	2,500,000	2,818,300
New Jersey—7.5%
New Jersey 5.25%, 7/1/2016 (Insured; MBIA)	1,425,000	1,642,257
New Jersey Economic Development Authority, PCR
(Public Service Electric and Gas Co.)
6.40%, 5/1/2032 (Insured; MBIA)	7,600,000	7,811,660

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New Jersey (continued)
New Jersey Housing and Mortgage Finance Agency,
Revenue Home Buyer
6.20%, 10/1/2025 (Insured; MBIA)	965,000		984,503
New York—9.7%
Metropolitan Transportation Authority:
(State Service Contract) 5.50%, 1/1/2020
(Insured; MBIA)	2,000,000		2,256,240
Transportation Revenue 5.50%, 11/15/2019
(Insured; AMBAC)	5,000,000		5,690,900
New York 5.25%, 8/15/2015 (Insured; FSA)	2,000,000		2,264,060
Sales Tax Asset Receivable Corp.,
Sales Tax Asset Revenue:
5.25%, 10/15/2018 (Insured; MBIA)	2,000,000	[a]	2,248,300
5%, 10/15/2032 (Insured; AMBAC)	1,000,000	[a]	1,035,300
North Carolina—.8%
Catawba County, COP
(Catawba County Public School and
Community College Facilities Project)
5.25%, 6/1/2016 (Insured; MBIA)	1,000,000		1,121,130
North Dakota—2.5%
Mercer County, PCR
(Montana-Dakota Utilities Co. Project)
6.65%, 6/1/2022 (Insured; FGIC)	3,500,000		3,513,755
Ohio—1.7%
Ohio Turnpike Commission,
Turnpike Revenue
5.50%, 2/15/2017 (Insured; FGIC)	1,995,000		2,339,477
Oregon—1.2%
Oregon, Department of Administrative Services,
Lottery Revenue
5%, 4/1/2012 (Insured; FSA)	1,500,000		1,678,665
Pennsylvania—1.2%
Perkiomen Valley School District, GO
5.25%, 3/1/2028 (Insured; FSA)	1,550,000		1,651,262
South Carolina—3.9%
South Carolina Transportation
Infrastructure Bank, Revenue
5%, 10/1/2024 (Insured; AMBAC)	2,500,000		2,629,400

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

South Carolina (continued)
Spartanburg Sanitary Sewer District,
Sewer System Revenue
5.25%, 3/1/2030 (Insured; MBIA)	1,000,000	1,059,350
University of South Carolina,
Athletic Facilities Revenue
5.50%, 5/1/2022 (Insured; AMBAC)	1,575,000	1,758,440
Texas—6.7%
Brownsville Housing Finance Corp., SFMR
(Mortgage-Multiple Originators and
Services) 9.625%, 12/1/2011
(Insured; FGIC)	140,000	140,111
City of San Antonio, Water System Revenue:
5.50%, 5/15/2019 (Insured; FSA)	1,000,000	1,126,650
5.50%, 5/15/2020 (Insured; FSA)	2,500,000	2,804,675
Houston Area Water Corp., City of Houston
Contract Revenue (Northeast Water Purification
Plant Project)
5.25%, 3/1/2023 (Insured; FGIC)	2,470,000	2,628,179
Texas Turnpike Authority (Central Texas
Turnpike System) Revenue
5.50%, 8/15/2039 (Insured; AMBAC)	2,500,000	2,702,225
Virginia—7.7%
Danville Industrial Development Authority,
HR (Danville Regional Medical Center)
5.25%, 10/1/2028 (Insured; AMBAC)	1,500,000	1,671,255
Richmond, GO Public Improvement
5.50%, 7/15/2011 (Insured; FSA)	1,225,000	1,404,316
Upper Occoquan Sewer Authority,
Regional Sewer Revenue
5.15%, 7/1/2020 (Insured; MBIA)	5,210,000	5,918,716
Virginia University Revenue
(General Pledge)
5%, 5/1/2014 (Insured; AMBAC)	1,615,000	1,801,419
Washington—4.7%
Washington, MFMR:
(Gilman Meadows Project)
7.40%, 1/1/2030 (Insured; FSA)	3,000,000	3,076,170
(Mallard Cove Project 1)
7.40%, 1/1/2030 (Insured; FSA)	765,000	784,423
(Mallard Cove Project 2)
7.40%, 1/1/2030 (Insured; FSA)	2,665,000	2,732,664

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

West Virginia—6.3%
West Virginia:
6.50%, 11/1/2026 (Insured; FGIC)	2,600,000	3,093,974
Zero Coupon, 11/1/2026 (Insured; FGIC)	5,450,000	1,795,448
West Virginia Building Commission, LR
(West Virginia Regional Jail)
5.375%, 7/1/2021 (Insured; AMBAC)	2,505,000	2,876,366
West Virginia Water Development Authority,
Water Development Revenue
(Loan Program II)
5.25%, 11/1/2023 (Insured; AMBAC)	1,000,000	1,090,040
U.S. Related—1.2%
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
5.50%, 7/1/2012 (Insured; FGIC)	1,500,000	1,740,180

Total Investments (cost $131,784,387)	99.9%	139,308,861

Cash and Receivables (Net)	.1%	163,581

Net Assets	100.0%	139,472,442

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	LR	Lease Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	MFMR	Multi-Family Mortgage Revenue
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	100.0

†	Based on total investments.
[a]	Purchased on delayed delivery basis.
[b]	At October 31, 2004, 40.3% of the fund's net assets are insured by MBIA.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	131,784,387	139,308,861
Receivable for investment securities sold		2,326,960
Interest receivable		2,168,210
Receivable for shares of Common Stock subscribed		1,854
Prepaid expenses		10,497
		143,816,382

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		86,034
Cash overdraft due to Custodian		752,970
Payable for investment securities purchased		3,282,100
Payable for shares of Common Stock redeemed		181,515
Accrued expenses		41,321
		4,343,940

Net Assets ($)		139,472,442

Composition of Net Assets ($):
Paid-in capital		130,723,470
Accumulated undistributed investment income—net		146,614
Accumulated net realized gain (loss) on investments		1,077,884
Accumulated net unrealized appreciation
(depreciation) on investments		7,524,474

Net Assets ($)		139,472,442

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		7,637,528
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		18.26

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Six Months Ended October 31, 2004 (Unaudited)
Investment Income ($):
Interest Income	3,225,737
Expenses:
Management fee—Note 3(a)	417,111
Service plan and prospectus fees—Note 3(b)	140,602
Shareholder servicing costs—Note 3(b)	43,641
Professional fees	24,859
Registration fees	12,399
Custodian fees	9,233
Shareholders' reports	6,571
Directors' fees and expenses—Note 3(c)	6,101
Loan commitment fees—Note 2	438
Miscellaneous	6,434
Total Expenses	667,389
Less—reduction in management fee due to
undertaking—Note 3(a)	(110,803)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(582)
Net Expenses	556,004
Investment Income—Net	2,669,733

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(527,860)
Net unrealized appreciation (depreciation) on investments	4,944,866
Net Realized and Unrealized Gain (Loss) on Investments	4,417,006
Net Increase in Net Assets Resulting from Operations	7,086,739

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2004	Year Ended
	(Unaudited)	April 30, 2004

Operations ($):
Investment income—net	2,669,733	5,977,206
Net realized gain (loss) on investments	(527,860)	1,603,801
Net unrealized appreciation
(depreciation) on investments	4,944,866	(6,755,144)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,086,739	825,863

Dividends to Shareholders from ($):
Investment income—net	(2,627,639)	(5,936,744)
Net realized gain on investments	—	(310,028)
Total Dividends	(2,627,639)	(6,246,772)

Capital Stock Transactions ($):
Net proceeds from shares sold	3,066,142	51,300,966
Dividends reinvested	1,786,643	4,300,749
Cost of shares redeemed	(9,391,786)	(67,878,910)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,539,001)	(12,277,195)
Total Increase (Decrease) in Net Assets	(79,901)	(17,698,104)

Net Assets ($):
Beginning of Period	139,552,343	157,250,447
End of Period	139,472,442	139,552,343
Undistributed investment income—net	146,614	—

Capital Share Transactions (Shares):
Shares sold	170,693	2,826,877
Shares issued for dividends reinvested	99,725	237,422
Shares redeemed	(527,195)	(3,738,008)
Net Increase (Decrease) in Shares Outstanding	(256,777)	(673,709)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
October 31, 2004			Year Ended April 30,

	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	17.68	18.35	17.84	17.64	16.93	18.24
Investment Operations:
Investment income—net	.35[b]	.73[b]	.80[b]	.81[b]	.86	.86
Net realized and unrealized
gain (loss) on investments	.57	(.63)	.59	.25	.71	(1.32)
Total from
Investment Operations	.92	.10	1.39	1.06	1.57	(.46)
Distributions:
Dividends from investment
income—net	(.34)	(.73)	(.79)	(.80)	(.86)	(.85)
Dividends from net realized
gain on investments	—	(.04)	(.09)	(.06)	—	—
Total Distributions	(.34)	(.77)	(.88)	(.86)	(.86)	(.85)
Net asset value, end of period	18.26	17.68	18.35	17.84	17.64	16.93

Total Return (%)	5.26[c]	.51	7.98	6.08	9.45	(2.45)

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.96[d]	.94	.95	.95	.95	.96
Ratio of net expenses to
average net assets	.80[d]	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	3.84[d]	4.03	4.39	4.50	4.91	4.99
Portfolio Turnover Rate	21.75[c]	74.22	45.87	58.16	6.97	12.36

Net Assets, end of period
($ x 1,000)	139,472	139,552	157,250	151,816	154,332	156,432

[a] As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 4.46% to 4.50%. Per share data and ratios/supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2004, was as follows: tax exempt income $5,936,744, ordinary income $265,849 and long-term capital gains $44,179.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess.The Manager has undertaken from May 1, 2004 through November 30, 2004 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $110,803 during the period ended October 31, 2004.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets.The Distributor may pay one or more Service Agents a fee in respect of fund shares owned by shareholders with whom the Service Agent is the dealer or holder of record.The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2004, the fund was charged $140,602 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $27,619 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $70,860, Rule 12b-1 distribution plan fees $23,623, and transfer agency per account fees $9,200, which are offset against an expense reimbursement currently in effect in the amount of $17,649.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of fund's exchange privilege. During the period ended October 31, 2004, redemption fees charged and retained by the fund amounted to $68.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2004, amounted to $29,742,509 and $29,489,806, respectively.

At October 31, 2004, accumulated net unrealized appreciation on investments was $7,524,474, consisting of $7,642,661 gross unrealized appreciation and $118,187 gross unrealized depreciation.

At October 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

The Board of Directors approved an amendment to the fund's Rule 12b-1 Plan to convert the Plan from a "compensation" style Plan to a "reimbursement" style Plan. Whereas the Plan had provided for payments to Dreyfus at the rate of .20% of the fund's average daily net assets, the Plan now provides for payments to be made to Dreyfus at a rate of up to .20% of the fund's average daily net assets, to reimburse Dreyfus for eligible expenses (related to distribution, servicing, and advertising/marketing) under the Plan.The effective date of this change is November 1, 2004.

NOTES

For More	Information

Dreyfus	Transfer Agent &
Insured Municipal	Dividend Disbursing Agent
Bond Fund, Inc.	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com
The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Information regarding how the fund voted proxies relating to portfolio securities for the 12-
month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2004 Dreyfus Service Corporation 0306SA1004

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	December 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	December 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	December 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)